UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

		Principal Amount	Value
Mortgage-Backed Obligations—4.0%
Alba plc, Series 2007-1, Cl. C, 1.196% [BP0003M+29], 3/17/39[1,2]	GBP	11,562,352	$13,170,128
Bancaja Fondo de Titulizacion, Series 10, Cl. C, 0.184% [EUR003M+50], 5/22/50[1,2,3]	EUR	12,000,000	11,005,236
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1,2]	EUR	8,000,000	5,739,392
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.806% [BP0003M+90], 6/15/44[1,2]	GBP	5,275,000	5,234,115
Series 2007-1, Cl. M2, 1.406% [BP0003M+50], 6/15/44[1,2]	GBP	4,000,000	4,273,061
Series 2007-2, Cl. B1, 2.306% [BP0003M+140], 9/15/44[1,2]	GBP	4,000,000	4,195,086
Eurosail 2006-3nc plc, Series 2006-3X, Cl. D1C, 1.807% [BP0003M+90], 9/10/44[1,2]	GBP	11,000,000	11,124,378
Eurosail UK plc, Series 2007-5X, Cl. A1A, 1.67% [BP0003M+77], 9/13/45[1,2]	GBP	9,642,115	11,668,674
Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.686% [BP0003M+78], 3/18/39[1,2]	GBP	8,000,000	8,484,910
Grifonas Finance plc:
Series 1, Cl. A, 0.014% [EUR006M+28], 8/28/39[1,2]	EUR	19,386,720	20,211,669
Series 1, Cl. B, 0.254% [EUR006M+52], 8/28/39[1,2]	EUR	5,000,000	4,244,116
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0.00% [EUR003M+29], 7/15/38[1,2]	EUR	17,400,000	15,366,488
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, [EUR003M+14], 3/22/44[1,2]	EUR	16,313,661	16,988,293
Series 4, Cl. B, [EUR003M+19], 3/22/44[1,2]	EUR	3,000,000	1,938,310
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	10,712,477
Newgate Funding plc:
Series 2006-2, Cl. CB, 0.112% [EUR003M+43], 12/1/50[1,2]	EUR	3,671,382	3,730,429
Series 2007-2X, Cl. CB, 0.129% [EUR003M+44], 12/15/50[1,2]	EUR	3,357,625	3,298,316
Series 2007-3X, Cl. D, 3.906% [BP0003M+300], 12/15/50[1,2]	GBP	4,464,698	5,509,888
Sestante Finance Srl, Series 3, Cl. C1, 0.482% [EUR003M+80], 7/15/45[1,2]	EUR	9,700,000	5,156,025
TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27, Cl. A3, 0.00% [EUR003M+19], 12/28/50[1,2]	EUR	35,000,000	32,437,700
Total Mortgage-Backed Obligations (Cost $199,704,166)			194,488,691
Foreign Government Obligations—56.2%
Angola—0.6%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[4]		5,090,000	4,807,021
9.375% Sr. Unsec. Nts., 5/8/48[4]		28,205,000	26,482,521
			31,289,542
Argentina—2.3%
Argentine Republic:
2.937% Unsec. Nts., 4/30/20[5]	ARS	550,000,000	15,918,747
5.875% Sr. Unsec. Nts., 1/11/28		27,535,000	19,894,037
6.875% Sr. Unsec. Nts., 1/26/27		10,125,000	7,751,953
6.875% Sr. Unsec. Nts., 1/11/48		11,950,000	8,379,937
7.50% Sr. Unsec. Nts., 4/22/26		57,925,000	46,593,422

1      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued)
15.50% Bonds, 10/17/26	ARS	135,000,000	$2,786,312
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	4,348,206
48.797% [BADLARPP+325] Unsec. Nts., 3/1/20[1]	ARS	180,336,000	4,661,900
53.677% [BADLARPP+375] Unsec. Nts., 4/12/25[1,2,4]	ARS	120,000,000	2,700,246
			113,034,760
Australia—0.6%
New South Wales Treasury Corp., 3.00%, 11/15/28[2]	AUD	42,500,000	30,597,871
Brazil—5.2%
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[7]	BRL	30,170,000	26,102,490
6.00% Unsec. Nts., 5/15/45[7]	BRL	40,900,000	38,220,476
10.00% Unsec. Nts., 1/1/21	BRL	325,000,000	87,710,255
10.00% Unsec. Nts., 1/1/27	BRL	291,000,000	78,496,872
10.00% Unsec. Nts., 1/1/29	BRL	70,000,000	18,951,041
			249,481,134
Chile—0.5%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	15,335,000,000	22,537,512
4.50% Bonds, 3/1/21	CLP	700,000,000	1,028,853
			23,566,365
Colombia—1.4%
Republic of Colombia:
4.50% Sr. Unsec. Nts., 3/15/29		7,800,000	7,722,000
6.125% Sr. Unsec. Nts., 1/18/41		11,050,000	11,961,625
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	80,000,000,000	24,458,642
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	23,470,416
			67,612,683
Cyprus—0.8%
Republic of Cyprus, 4.25% Sr. Unsec. Nts., 11/4/25[2]	EUR	27,500,000	36,537,136
Dominican Republic—0.8%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[4]		28,480,000	28,480,000
6.00% Sr. Unsec. Nts., 7/19/28[4]		3,320,000	3,324,150
6.85% Sr. Unsec. Nts., 1/27/45[4]		6,370,000	6,290,375
			38,094,525
Ecuador—0.4%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[4]		5,520,000	4,509,150
8.875% Sr. Unsec. Nts., 10/23/27[4]		11,310,000	9,769,012

2      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Ecuador (Continued)
Republic of Ecuador: (Continued)
9.65% Sr. Unsec. Nts., 12/13/26[4]		$6,545,000	$5,980,494
			20,258,656
Egypt—1.1%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[4]	EUR	12,900,000	13,457,320
6.125% Sr. Unsec. Nts., 1/31/22[4]		6,530,000	6,420,381
6.588% Sr. Unsec. Nts., 2/21/28[4]		9,610,000	8,600,950
7.903% Sr. Unsec. Nts., 2/21/48[4]		3,865,000	3,339,947
8.50% Sr. Unsec. Nts., 1/31/47[4]		9,480,000	8,589,269
18.15% Bonds, 6/13/20	EGP	57,000,000	3,139,707
Series 3YR, 15.00% Bonds, 10/3/20	EGP	157,150,000	8,247,076
			51,794,650
Gabon—0.3%
Gabonese Republic, 6.375% Bonds, 12/12/24[4]		15,830,000	14,265,838
Ghana—0.5%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[4]		16,245,000	14,607,504
8.627% Sr. Unsec. Nts., 6/16/49[4]		9,455,000	8,274,260
			22,881,764
Greece—3.7%
Hellenic Republic:
Bonds, 10/15/42[6]	EUR	107,000,000	378,206
3.375% Sr. Unsec. Nts., 2/15/25[2,4]	EUR	19,670,000	21,815,789
3.90% Bonds, 1/30/33[2]	EUR	101,977,000	106,602,963
4.00% Bonds, 1/30/37[2]	EUR	35,225,000	35,611,569
4.375% Sr. Unsec. Nts., 8/1/22[2,4]	EUR	10,000,000	11,932,390
			176,340,917
Hungary—1.0%
Hungary:
Series 22/A, 7.00% Bonds, 6/24/22	HUF	9,600,000,000	40,511,918
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	6,495,140
			47,007,058
India—6.4%
Indian Railway Finance Corp. Ltd., 8.83% Sr. Sec. Nts., 3/25/23	INR	250,000,000	3,642,330
Republic of India:
6.84% Sr. Unsec. Nts., 12/19/22	INR	1,000,000,000	14,136,776
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	18,961,528
8.15% Sr. Unsec. Nts., 11/24/26	INR	500,000,000	7,522,352
8.20% Sr. Unsec. Nts., 2/15/22	INR	5,650,000,000	82,977,835
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,715,000,000	55,605,592
8.27% Sr. Unsec. Nts., 6/9/20	INR	3,023,000,000	44,003,778

3      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India (Continued)
Republic of India: (Continued)
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	$60,099,617
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	6,970,314
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,194,987
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	7,429,191
			308,544,300
Indonesia—2.6%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[4]		3,560,000	3,546,650
4.55% Sr. Unsec. Nts., 3/29/26[4]		5,680,000	5,645,920
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[4]		6,030,000	5,739,396
4.125% Sr. Unsec. Nts., 1/15/25[4]		3,050,000	3,008,624
8.125% Sr. Unsec. Nts., 5/15/24	IDR	210,000,000,000	14,871,592
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	20,428,426
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	70,000,000,000	4,551,460
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	26,421,796
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	40,518,166
			124,732,030
Iraq—0.2%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[4]		3,695,000	3,323,283
6.752% Sr. Unsec. Nts., 3/9/23[4]		6,035,000	5,762,809
			9,086,092
Italy—1.1%
Italy Buoni Poliennali Del Tesoro, 1.45% Bonds, 11/15/24[2]	EUR	50,000,000	55,456,533
Kenya—0.1%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[4]		3,250,000	2,778,802
Malaysia—0.4%
Federation of Malaysia, Series 0116, 3.80% Sr. Unsec. Nts., 8/17/23	MYR	80,000,000	19,308,893
Mexico—7.6%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		6,395,000	5,996,975
4.00% Bonds, 6/13/19[7]	MXN	1,663,092,270	83,730,212
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	1,320,000,000	65,061,137
Series M, 5.75% Bonds, 3/5/26	MXN	560,000,000	24,099,513
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	19,448,039
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	2,050,000,000	101,891,053
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	540,000,000	27,042,111
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	37,797,904
			365,066,944

4      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Mongolia—0.3%
Development Bank of Mongolia LLC, 7.25% Unsec. Nts., 10/23/23[4]		$3,885,000	$3,819,110
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[4]		9,690,000	9,206,004
			13,025,114
New Zealand—0.4%
New Zealand, 3.00% Sr. Unsec. Nts., 4/20/29	NZD	30,000,000	21,306,927
Nigeria—0.5%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[4]		11,075,000	9,829,505
7.696% Sr. Unsec. Nts., 2/23/38[4]		10,770,000	9,433,680
9.248% Sr. Unsec. Nts., 1/21/49[4]		6,370,000	6,202,928
			25,466,113
Oman—0.4%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[4]		24,235,000	20,063,769
Peru—1.0%
Republic of Peru:
5.94% Sr. Unsec. Nts., 2/12/29[2,4]	PEN	21,000,000	6,324,070
6.35% Sr. Unsec. Nts., 8/12/28[4]	PEN	100,140,000	31,190,288
8.20% Sr. Unsec. Nts., 8/12/26[4]	PEN	29,000,000	10,131,353
			47,645,711
Poland—0.6%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	61,500,000	16,753,222
Series 0422, 2.25% Bonds, 4/25/22	PLN	51,500,000	13,951,328
			30,704,550
Portugal—3.3%
Portuguese Republic, 2.875% Sr. Unsec. Nts., 10/15/25[2,4]	EUR	125,500,000	160,175,096
Russia—0.1%
Russian Federation, Series 6209, 7.60% Bonds, 7/20/22	RUB	394,000,000	5,586,912
Senegal—0.2%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[4]		3,170,000	2,739,019
6.75% Sr. Unsec. Nts., 3/13/48[4]		5,690,000	4,736,214
			7,475,233
Singapore—0.4%
Republic of Singapore, 2.25% Sr. Unsec. Nts., 6/1/21	SGD	25,000,000	18,530,375
South Africa—4.1%
Republic of South Africa:
5.65% Sr. Unsec. Nts., 9/27/47		3,920,000	3,498,247

5      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
South Africa (Continued)
Republic of South Africa: (Continued)
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	$21,355,244
Series 2030, 8.00% Bonds, 1/31/30	ZAR	260,000,000	16,357,149
Series 2037, 8.50% Bonds, 1/31/37	ZAR	181,800,000	11,242,449
Series 2048, 8.75% Bonds, 2/28/48	ZAR	612,000,000	37,861,904
Series R186, 10.50% Bonds, 12/21/26	ZAR	819,700,000	61,994,274
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	35,585,640
Series R214, 6.50% Bonds, 2/28/41	ZAR	255,000,000	12,364,474
			200,259,381
Sri Lanka—0.5%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[4]		9,690,000	8,965,091
5.875% Sr. Unsec. Nts., 7/25/22[4]		8,995,000	8,456,838
6.25% Sr. Unsec. Nts., 10/4/20[4]		2,955,000	2,881,270
6.75% Sr. Unsec. Nts., 4/18/28[4]		6,620,000	6,045,417
			26,348,616
Thailand—1.1%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	34,260,648
2.125% Sr. Unsec. Nts., 12/17/26	THB	650,000,000	19,547,233
			53,807,881
Turkey—1.1%
Republic of Turkey:
7.25% Sr. Unsec. Nts., 12/23/23		11,270,000	11,601,958
10.70% Bonds, 2/17/21	TRY	155,600,000	25,489,882
11.00% Bonds, 2/24/27	TRY	14,900,000	2,190,307
12.40% Bonds, 3/8/28	TRY	103,000,000	16,333,066
			55,615,213
Ukraine—1.5%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/23[2]		13,840,000	12,481,950
7.75% Sr. Unsec. Nts., 9/1/24[2]		8,880,000	7,831,441
7.75% Sr. Unsec. Nts., 9/1/25[2]		5,900,000	5,123,642
7.75% Sr. Unsec. Nts., 9/1/26[2]		19,825,000	16,940,958
7.75% Sr. Unsec. Nts., 9/1/27[2]		17,600,000	14,923,568
8.994% Sr. Unsec. Nts., 2/1/24[4]		9,670,000	9,046,372
9.75% Sr. Unsec. Nts., 11/1/28[4]		4,510,000	4,238,566
			70,586,497
United Kingdom—3.0%
United Kingdom, 3.25% Bonds, 1/22/44[2]	GBP	88,000,000	143,948,487

6      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Uruguay—0.1%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[4]	UYU	176,475,000	$5,393,199
Total Foreign Government Obligations (Cost $2,942,107,249)			2,713,675,567
Corporate Bonds and Notes—27.1%
Consumer Discretionary—0.6%
Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[4]		3,500,000	3,325,000
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[4]		1,900,000	1,425,000
			4,750,000
Hotels, Restaurants & Leisure—0.1%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[4]		8,220,000	7,568,660
Household Durables—0.1%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[4]		3,245,000	2,956,127
Media—0.3%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	5,475,000	5,014,182
Ziggo BV, 4.25% Sr. Sec. Nts., 1/15/27[4]	EUR	8,000,000	9,055,265
			14,069,447
Consumer Staples—0.4%
Beverages—0.1%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[4]		3,010,000	2,825,731

Food Products—0.3%
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[4]		3,240,000	2,924,100
MARB BondCo plc, 6.875% Sr. Unsec. Nts., 1/19/25[4]		3,255,000	3,026,776
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[4]		3,370,000	2,913,702
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[4]		6,435,000	6,016,789
			14,881,367
Energy—3.7%
Energy Equipment & Services—0.8%
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[2,8]		5,378,869	5,251,049
8.00% Sr. Sec. Nts., 12/11/22[8]		19,557,245	17,507,079
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[4]		16,495,000	15,662,019
			38,420,147
Oil, Gas & Consumable Fuels—2.9%
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[4]		6,285,000	6,222,150
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[4]		7,640,000	6,680,913
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[4]		6,680,000	6,638,250

7      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
KazMunayGas National Co. JSC: (Continued)
5.375% Sr. Unsec. Nts., 4/24/30[4]		$12,955,000	$12,770,547
6.375% Sr. Unsec. Nts., 10/24/48[4]		11,515,000	11,621,514
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[4]		7,590,000	7,061,835
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[4]		14,095,000	12,089,253
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25		9,755,000	9,340,412
5.999% Sr. Unsec. Nts., 1/27/28		15,900,000	15,009,759
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[2]	EUR	2,975,000	3,282,859
3.75% Sr. Unsec. Nts., 4/16/26[2]	EUR	6,495,000	6,821,467
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[4]		7,005,000	5,464,467
Reliance Industries Ltd., 6.78% Unsec. Nts., 9/16/20	INR	500,000,000	7,080,520
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[1,2]	EUR	5,000,000	5,879,129
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[4]		4,835,000	5,076,750
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[4]		4,110,000	3,770,132
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[4]		6,525,000	7,069,733
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[4]		3,225,000	3,247,930
YPF SA, 47.833% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,4]		8,000,000	3,220,048
			138,347,668
Financials—16.8%
Capital Markets—2.5%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,9]		35,000,000	35,682,500
European Bank for Reconstruction & Development, 28.50%, 7/10/19	TRY	111,100,000	21,507,743
Huarong Finance 2017 Co. Ltd., 4.25% Sr. Unsec. Nts., 11/7/27[2]		6,515,000	5,872,100
Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[6]		25,000,000	19,573,075
Seven & Seven Ltd., 3.542% [US0006M+100] Sr. Unsec. Nts., 9/11/19[1,4]		1,000,000	994,817
UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		10,000,000	10,675,000
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,9]		12,895,000	12,935,838
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,9]		8,000,000	8,160,000
7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[1,2,9]		5,000,000	5,034,650
			120,435,723
Commercial Banks—10.4%
Abanca Corp. Bancaria SA, 7.50% [EUSA5+732.6] Jr. Sub. Perpetual Bonds[1,2,9,10]	EUR	5,200,000	5,643,323
Adler Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24[2]	EUR	1,300,000	1,374,413
Allied Irish Banks plc, 4.125% [EUSA5+395] Sub. Nts., 11/26/25[1,2]	EUR	12,000,000	14,003,631
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[3,11]		612,810	—

8      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	15,000,000	$10,089,153
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+577.9] Jr. Sub. Perpetual Bonds[1,2,9,10]	EUR	22,500,000	24,368,787
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	3,000,000	3,411,522
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	27,200,000	33,848,589
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		9,980,000	9,643,175
Banco Hipotecario SA, 51.792% [BADLARPP+250] Sr. Unsec. Nts., 1/12/20[1,4]	ARS	75,979,000	1,891,540
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,4,9]		2,316,000	2,252,333
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	14,500,000	16,935,259
Bank of Ireland, 10.00% Sub. Nts., 12/19/22[2]	EUR	9,500,000	13,802,629
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	12,966,427
Barclays Bank plc, 6.278% [US0003M+155] Jr. Sub. Perpetual Bonds[1,9]		4,000,000	3,842,500
Barclays plc, 7.75% [USSW5+484.2] Jr. Sub. Perpetual Bonds[1,9]		5,975,000	5,762,409
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,4]		5,765,000	5,332,625
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,4,9]		13,000,000	13,276,250
Caixa Geral de Depositos SA:
1.00% Sec. Nts., 1/27/22[2]	EUR	3,000,000	3,516,207
5.75% [EUSA5+550] Sub. Nts., 6/28/28[1,2]	EUR	3,000,000	3,506,700
10.75% [EUSA5+1,092.5] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	7,000,000	8,782,174
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	20,000,000	23,220,525
Cooperatieve Rabobank UA, 5.50% [EUSA5+525] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	5,090,000	5,988,424
Credit Agricole SA:
6.625% [USSW5+469.7] Jr. Sub. Perpetual Bonds[1,2,9]		1,000,000	981,016
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,4,9]		4,405,000	4,542,656
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[2]		15,010,000	15,692,640
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]		9,900,000	12,002,760
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[4]		3,780,000	3,799,966
HSBC Bank Capital Funding Sterling 1 LP, 5.844% [BP0006M+176] Jr. Sub. Perpetual Bonds[1,2,9]	GBP	3,100,000	4,724,067
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	27,000,000	30,780,419
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	9,000,000	10,934,858
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[2]		2,530,000	2,534,347
Intesa Sanpaolo SpA:
3.875% Sr. Unsec. Nts., 1/12/28[4]		5,000,000	4,280,502
4.375% Sr. Unsec. Nts., 1/12/48[4]		10,000,000	7,566,376
5.017% Sub. Nts., 6/26/24[4]		10,825,000	9,806,486
5.71% Sub. Nts., 1/15/26[4]		2,000,000	1,836,744

9      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Intesa Sanpaolo SpA: (Continued)
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	1,800,000	$2,092,196
7.70% [USSW5+546.15] Jr. Sub. Perpetual Bonds[1,4,9]		12,000,000	10,770,000
Intrum AB, 3.125% Sr. Unsec. Nts., 7/15/24[2]	EUR	7,655,000	7,757,304
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	7,500,000	8,585,073
Lloyds Bank plc:
7.50% Sr. Unsec. Nts., 4/2/32[2,6]		10,000,000	8,064,720
13.00% [GUKG5+1,340] Jr. Sub. Perpetual Bonds[1,9]	GBP	5,000,000	10,270,554
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	11,570,000	13,110,309
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,4,9]		12,000,000	11,827,440
NN Group NV, 4.625% [EUR003M+395] Sub. Nts., 4/8/44[1,2]	EUR	5,000,000	6,034,522
Novo Banco SA (Luxembourg):
3.50% Sr. Unsec. Nts., 1/23/43	EUR	10,000,000	9,401,864
3.50% Sr. Unsec. Nts., 2/19/43[2]	EUR	1,700,000	1,589,622
3.50% Sr. Unsec. Nts., 3/18/43[2]	EUR	2,300,000	2,153,535
Societe Generale SA:
6.75% [USSW5+392.9] Jr. Sub. Perpetual Bonds[1,4,9]		10,000,000	8,515,000
6.75% [EUSA5+553.8] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	8,670,000	10,081,813
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,4,9]		13,000,000	12,691,250
Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[1,9]	GBP	4,000,000	5,157,766
Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,4,9]		5,460,000	5,473,650
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	17,500,000	4,549,120
UBS Group Funding Switzerland AG:
5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[1,2,9]		6,470,000	5,398,406
5.75% [EUSA5+528.7] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	11,000,000	13,385,596
Westpac Banking Corp., 1.50% Sec. Nts., 3/24/21[2]	EUR	5,000,000	5,923,069
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[4]		3,930,000	3,912,335
			499,686,576
Consumer Finance—0.3%
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[12]		17,770,000	15,905,643
Diversified Financial Services—0.2%
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[4,11]	MXN	34,101,099	156,174
Power Finance Corp. Ltd., 7.99% Sr. Unsec. Nts., 12/20/22	INR	400,000,000	5,630,922
REC Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,608,544
			9,395,640
Insurance—2.6%
Aquarius & Investments plc for Swiss Reinsurance Co. Ltd., 6.375% [USSW5+521] Sub. Nts., 9/1/24[1,2]		5,000,000	5,044,745
ASR Nederland NV, 5.125% [EUSA5+520] Sub. Nts., 9/29/45[1,2]	EUR	10,000,000	12,143,689

10      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Insurance (Continued)
Aviva plc:
3.875% [EUSA5+348] Sub. Nts., 7/3/44[1,2]	EUR	7,000,000	$8,096,731
6.125% [EUSA5+513] Sub. Nts., 7/5/43[1,2]	EUR	5,000,000	6,383,993
6.125% [GUKG5+240] Jr. Sub. Perpetual Bonds[1,9]	GBP	6,560,000	8,690,747
AXA SA:
3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	10,500,000	12,242,410
8.60% Sub. Nts., 12/15/30		5,000,000	6,197,950
Credit Agricole Assurances SA, 4.75% [EUSA5+535] Sub. Nts., 9/27/48[1,2]	EUR	18,000,000	21,485,562
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[4]		790,000	691,250
9.75% Sr. Unsec. Nts., 7/27/22[2,10]		3,200,000	2,800,000
NN Group NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	8,000,000	9,241,005
Power Finance Corp. Ltd.:
7.42% Sr. Unsec. Nts., 6/26/20	INR	700,000,000	9,982,954
8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	4,780,219
UNIQA Insurance Group AG, 6.875% [EUR003M+598.6] Sub. Nts., 7/31/43[1,2]	EUR	9,300,000	12,041,209
VIVAT NV, 2.375% Sr. Unsec. Nts., 5/17/24[2]	EUR	6,000,000	6,989,778
			126,812,242
Real Estate Investment Trusts (REITs)—0.0%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7,11]	MXN	27,602,566	—
Real Estate Management & Development—0.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[2]		10,770,000	11,070,731
CIFI Holdings Group Co. Ltd., 7.75% Sr. Unsec. Nts., 6/5/20[2]		7,030,000	7,129,840
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[2]		7,030,000	7,132,314
New Metro Global Ltd., 6.50% Sr. Unsec. Nts., 4/23/21[2]		3,280,000	3,187,432
Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[2]		3,280,000	3,247,754
			31,768,071
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.:
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	4,735,508
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,796,518
			6,532,026
Health Care—0.3%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[4]		6,360,000	6,110,230
Life Sciences Tools & Services—0.2%
IQVIA, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[4]	EUR	6,000,000	6,774,909

11      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Life Sciences Tools & Services (Continued)
IQVIA, Inc.: (Continued)
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	1,000,000	$1,127,661
			7,902,570
Industrials—0.8%
Airlines—0.2%
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[4]		5,170,000	4,864,970
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[4]		3,245,000	2,892,106
			7,757,076
Construction & Engineering—0.1%
Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[4,7]	COP	8,000,000,000	2,457,073
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[4,7]	COP	5,916,031,565	1,855,069
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[4]		3,060,000	3,213,000
			7,525,142
Industrial Conglomerates—0.1%
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[4]		3,165,000	2,777,794
Trading Companies & Distributors—0.1%
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	300,000,000	4,337,768
Transportation Infrastructure—0.3%
Aeropuerto Internacional de Tocumen SA, 6.00% Sr. Sec. Nts., 11/18/48[4]		2,550,000	2,540,310
DP World Ltd., 5.625% Sr. Unsec. Nts., 9/25/48[4]		6,540,000	6,173,760
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[4]		6,495,000	5,366,111
			14,080,181
Information Technology—0.2%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[12]		3,170,000	3,231,815
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25[2]	EUR	6,950,000	7,899,816
			11,131,631
Materials—1.1%
Chemicals—0.3%
Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[4]	EUR	5,000,000	5,778,338
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[4]		5,385,000	4,921,335

12      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Chemicals (Continued)
Starfruit Finco BV/Starfruit US Holdco LLC, 6.50% Sr. Unsec. Nts., 10/1/26[4]	EUR	5,000,000	$5,316,578
			16,016,251
Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[4]		12,810,000	10,680,337
Containers & Packaging—0.1%
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[4]		2,375,000	2,161,250
Metals & Mining—0.4%
Indonesia Asahan Aluminium Persero PT:
6.53% Sr. Unsec. Nts., 11/15/28[4]		1,925,000	2,023,903
6.757% Sr. Unsec. Nts., 11/15/48[4]		1,535,000	1,577,262
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[2]		6,330,000	6,318,131
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[4]		3,185,000	2,909,351
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		6,105,000	7,158,112
			19,986,759
Paper & Forest Products—0.1%
Suzano Austria GmbH, 7.00% Sr. Unsec. Nts., 3/16/47[4]		5,105,000	5,250,493
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.9%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[4]		6,495,000	6,184,799
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[8]		6,440,000	6,399,814
Telecom Italia Finance SA, 7.75% Sr. Unsec. Nts., 1/24/33	EUR	10,000,000	14,353,073
Telefonica Europe BV, 3.75% [EUSA5+385.8] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	13,300,000	15,381,107
			42,318,793
Wireless Telecommunication Services—0.5%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[4]		3,820,000	3,544,005
Empresa Nacional del Petroleo, 5.25% Sr. Unsec. Nts., 11/6/29[4]		5,150,000	5,248,593
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[4]		5,800,000	5,958,833
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	5,000,000	6,114,364
Wind Tre SpA, 3.125% Sr. Sec. Nts., 1/20/25	EUR	6,315,000	6,467,683
			27,333,478
Utilities—1.8%
Electric Utilities—1.2%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[4]		2,740,000	2,287,900
ContourGlobal Power Holdings SA, 3.375%, 8/1/23[4]	EUR	10,000,000	10,873,683
Electricite de France SA, 5.375% [EUSA12+379.4] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	3,100,000	3,642,059
Enel SpA, 8.75% [USSW5+588] Jr. Sub. Nts., 9/24/73[1,4]		9,000,000	9,225,000

13      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[4]		$6,485,000	$6,129,713
6.75% Sr. Unsec. Nts., 8/6/23[4]		15,740,000	14,399,424
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[4]		5,865,000	5,454,508
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[4]		6,325,000	6,064,157
			58,076,444
Gas Utilities—0.1%
Naturgy Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[1,2,9]	EUR	5,000,000	5,868,938
Independent Power and Renewable Electricity Producers—0.2%
AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[4]		3,325,000	3,374,875
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	4,845,454
			8,220,329
Multi-Utilities—0.3%
Eskom Holdings SOC Ltd., 6.35% Sr. Unsec. Nts., 8/10/28[4]		17,410,000	16,816,946
Total Corporate Bonds and Notes (Cost $1,410,132,097)			1,308,707,478

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[4,11,13] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.4%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[4,5]		$2,147,429	1,907,896
3.054% Sr. Sec. Nts., 4/30/25[4,5]		2,736,155	2,430,952
3.098% Sr. Sec. Nts., 4/30/25[4,5]		2,362,232	2,098,738
3.131% Sr. Sec. Nts., 4/30/25[4,5]		2,111,538	1,876,007
3.179% Sr. Sec. Nts., 4/30/25[4,5]		2,629,036	2,335,781
3.231% Sr. Sec. Nts., 4/30/25[4,5]		3,000,645	2,665,940
3.265% Sr. Sec. Nts., 4/30/25[4,5]		2,397,164	2,129,774
3.346% Sr. Sec. Nts., 4/30/25[4,5]		2,253,232	2,001,897
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[11]	RUB	120,361,718	351,634
Total Structured Securities (Cost $20,716,531)			17,798,619
Short-Term Notes—5.2%
Arab Republic of Egypt Treasury Bills:
18.942%, 3/19/19[5]	EGP	82,500,000	4,444,548
18.983%, 3/5/19[5]	EGP	26,150,000	1,419,830
19.049%, 2/26/19[5]	EGP	110,000,000	5,995,295
19.102%, 4/2/19[5]	EGP	90,300,000	4,825,706
Argentine Republic Treasury Bills:
0.00%, 1/31/19-4/30/19[5]	ARS	1,207,000,000	36,495,013

14      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Short-Term Notes (Continued)
United States Treasury Bills:
2.212%, 1/31/19[5,14]	$	50,000,000	$49,906,511
2.317%, 3/7/19[5,14]		150,000,000	149,354,777
Total Short-Term Notes (Cost $251,673,345)			252,441,680

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—1.3%
AUD Currency Call[13]	BOA	USD	0.748	3/1/19	AUD 200,000	AUD 110,000	113,619
BRL Currency Call[13]	JPM	BRL	3.354	9/25/19	BRL 5,150	BRL 3,000	415,818
BRL Currency Call[13,15]	JPM	BRL	3.200	10/17/19	BRL 32,000	BRL 5,000	188,915
BRL Currency Call[13]	GSCO-OT	BRL	3.513	10/30/19	BRL 351,250	BRL 351,250	939,945
BRL Currency Call[13]	SCB	BRL	3.508	11/1/19	BRL 350,800	BRL 350,800	925,761
BRL Currency Call[13]	GSCO-OT	BRL	3.734	2/14/19	BRL 373,400	BRL 186,700	268,114
BRL Currency Call[13]	GSCO-OT	BRL	3.300	8/28/19	BRL 5,000	BRL 5,000	393,305
BRL Currency Call[13]	GSCO-OT	BRL	3.400	12/10/19	BRL 5,300	BRL 3,000	679,922
BRL Currency Put[13]	GSCO-OT	BRL	3.350	12/6/19	BRL 5,000	BRL 3,000	536,584
BRL Currency Call[13]	GSCO-OT	BRL	3.150	5/20/19	BRL 5,000	BRL 3,500	69,725
BRL Currency Call[13]	JPM	BRL	3.000	5/16/19	BRL 5,000	BRL 3,000	22,624
BRL Currency Call[13]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	BRL 320,000	81,280
BRL Currency Call[13]	JPM	BRL	3.200	4/25/19	BRL 482,560	BRL 320,000	81,280
BRL Currency Call[13]	JPM	BRL	3.150	5/20/19	BRL 5,000	BRL 3,500	69,725

15      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
CAD Currency Call[13]	SCB	CAD	1.298	1/18/19	CAD 129,750	CAD 97,310	$ 9,244
CLP Currency Call[13]	GSCO-OT	CLP	665.000	2/11/19	CLP 133,000,000	CLP 96,425,000	382,807
CLP Currency Call[13]	CITNA-B	CLP	650.000	2/21/19	CLP 97,500,000	CLP 58,500,000	117,000
EUR Currency Put[13]	GSCO-OT	NOK	8.710	12/17/20	EUR 12,500	EUR 12,500	1,854,781
EUR Currency Put[13]	JPM	JPY	126.400	1/25/19	EUR 200,000	EUR 130,000	1,838,748
EUR Currency Put[13]	GSCO-OT	NOK	8.402	12/17/20	EUR 12,500	EUR 12,500	997,032
EUR Currency Put[13]	JPM	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	85,798
EUR Currency Put[13]	BOA	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	85,798
EUR Currency Put[13]	JPM	SEK	9.250	4/29/20	EUR 10,000	EUR 10,000	2,395,099
IDR Currency Call[13]	SCB	IDR	15050.000	9/5/19	IDR 2,558,500,000	IDR 1,279,250,000	2,558,500
IDR Currency Call[13]	GSCO-OT	IDR	15050.000	9/6/19	IDR 4,379,550,000	IDR 4,289,250,000	8,578,500
INR Currency Call[13]	GSCO-OT	INR	68.400	10/21/19	INR 5,000	INR 3,000	2,048,533
INR Currency Call[13]	GSCO-OT	INR	74.050	1/23/19	INR 7,405,000	INR 5,553,750	4,670,704
JPY Currency Call[13]	RBC	JPY	110.000	3/19/19	JPY 16,500,000	JPY 16,500,000	3,054,315
MXN Currency Call[13,16]	CITNA-B	MXN	18.000	10/23/19	MXN 5,500	MXN 2,500	304,710
MXN Currency Call[13]	JPM	MXN	19.900	11/26/19	MXN 3,984,229	MXN 3,980,000	6,492,853
MXN Currency Call[13]	GSCO-OT	MXN	19.500	10/29/19	MXN 3,900,000	MXN 2,600,000	3,260,400

16      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
MXN Currency Call[13]	CITNA-B	MXN	18.578	8/15/19	MXN 1,393,328	MXN 928,885	$ 506,242
NOK Currency Call[13]	BOA	NOK	8.424	3/8/19	NOK 3,664,223	NOK 2,015,323	1,605,749
NOK Currency Call[13]	JPM	NOK	8.240	2/4/19	NOK 2,529,680	NOK 1,517,810	139,639
PLN Currency Call[13]	GSCO-OT	PLN	3.693	3/21/19	PLN 738,600	PLN 738,600	2,433,731
PLN Currency Call[13]	GSCO-OT	PLN	3.522	8/15/19	PLN 704,400	PLN 704,400	2,004,722
PLN Currency Call[13]	GSCO-OT	PLN	3.490	8/16/19	PLN 174,500	PLN 174,500	410,599
PLN Currency Call[13]	GSCO-OT	PLN	3.489	8/19/19	PLN 872,125	PLN 523,275	1,238,069
RUB Currency Call[13]	GSCO-OT	RUB	63.979	8/12/19	RUB 6,397,900	RUB 4,798,420	398,269
RUB Currency Call[13]	GSCO-OT	RUB	59.500	6/12/19	RUB 8,625,053	RUB 7,437,500	193,375
RUB Currency Call[13]	JPM	RUB	59.500	6/7/19	RUB 14,875,000	RUB 8,925,000	223,125
SEK Currency Call[13]	GSCO-OT	SEK	8.882	2/4/19	SEK 2,398,140	SEK 1,199,070	1,914,915
TRY Currency Put[13]	JPM	TRY	4.000	5/23/19	TRY 10,000	TRY 7,500	72,560
TRY Currency Call[13]	JPM	TRY	4.000	5/23/19	TRY 5,000	TRY 5,000	48,374
TRY Currency Call[13]	GSCO-OT	TRY	6.000	10/16/19	TRY 600,000	TRY 300,000	3,233,100
ZAR Currency Call[13]	GSCO-OT	ZAR	13.597	8/15/19	ZAR 1,019,738	ZAR 679,825	1,005,461
ZAR Currency Call[13]	GSCO-OT	ZAR	13.250	8/12/19	ZAR 1,325,000	ZAR 993,750	1,015,613
Total Over-the-Counter Options Purchased (Cost $72,845,850)							59,964,982

17      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—1.5%
Interest Rate Cap maturing 12/12/19 Put[13]	GSCOI	Receive	If USISDA02 is less than or equal to 2.905%, then the greater of: (INDEX minus 0.095%) * 10 Or Zero, Otherwise zero	9.500%	12/12/19	USD 100,000	$2,042,000
Interest Rate Cap maturing 5/14/20 Put[13]	GSCOI	Receive	The greater of: 10 x (INDEX minus 0.6%) or Zero In the Glossary: INDEX = 10 year USD CMS minus 2 year USD CMS	60.000	5/14/20	USD 100,000	797,000
Interest Rate Floor maturing 11/8/22 Call[13]	JPM	Receive	MAX [((0.656%- 1y))* 10 * notional, 0] EUR- EURIBOR	0.656	11/8/22	EUR 125,000	6,900,279
Interest Rate Swap maturing 11/7/23 Put[13]	JPM	Receive	Six-Month EUR- EURIBOR	2.500	11/7/23	EUR 129,567	5,269,824
Interest Rate Swap maturing 12/16/49 Call[13]	MSCO	Pay	Three- Month USD-LIBOR- BBA	2.262	12/12/19	USD 100,000	1,511,233
Interest Rate Swap maturing 12/16/49 Put[13]	MSCO	Receive	Three- Month USD-LIBOR- BBA	3.762	12/12/19	USD 100,000	629,932

18      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/16/21 Put[13]	GSCO-OT	Receive	Three-Month USD-LIBOR- BBA	2.975%	3/12/19	USD 500,000	$ 135,005
Interest Rate Swap maturing 6/8/38 Call[13]	JPM	Receive	Three- Month USD-LIBOR- BBA	3.154	6/6/28	USD 50,000	3,423,113
Interest Rate Swap maturing 6/8/38 Call[13]	JPM	Pay	Three- Month USD-LIBOR- BBA	3.154	6/6/28	USD 50,000	4,071,403
Interest Rate Swap maturing 6/9/48 Call[13]	JPM	Receive	Three- Month USD-LIBOR- BBA	2.946	6/7/38	USD 50,000	4,257,987
Interest Rate Swap maturing 6/9/48 Call[13]	JPM	Pay	Three- Month USD-LIBOR- BBA	2.946	6/7/38	USD 50,000	4,702,877
Interest Rate Swap maturing 8/19/20 Put[13]	GSCOI	Receive	Three- Month USD-LIBOR- BBA	3.350	5/14/19	USD 500,000	23,970
Interest Rate Swap Maturing 9/17/77 Call[13]	JPM	Receive	Six-Month EUR EURIBOR	1.600	9/15/37	EUR 160,000	38,940,207

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $71,563,227)							72,704,830

						Shares
Investment Company—4.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[17,18] (Cost $197,507,619)						197,507,619	197,507,619
Total Investments, at Value (Cost $5,166,250,084)						99.8%	4,817,289,466
Net Other Assets (Liabilities)						0.2	8,327,851

Net Assets						100.0%	$ 4,825,617,317

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,439,617,814 or 29.83% of the Fund’s net assets at period end.

19      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,021,236,335 or 21.16% of the Fund’s net assets at period end.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. Interest or dividend is paid-in-kind, when applicable.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

12. Restricted security. The aggregate value of restricted securities at period end was $19,137,458, which represents 0.40% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17-3/7/18	$3,210,488	$3,231,815	$ 21,327
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30	8/3/17-5/11/18	17,388,686	15,905,643	(1,483,043)

		$20,599,174	$19,137,458	$ (1,461,716)

13. Non-income producing security.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $98,917,199. See Note 6 of the accompanying Consolidated Notes.

15. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 3.2 BRL per 1 USD.

16. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

17. Rate shown is the 7-day yield at period end.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	373,232,093	1,193,514,903	1,369,239,377	197,507,619

20      OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$197,507,619	$907,910	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$453,316,899	9.4%
United Kingdom	411,568,917	8.5
Mexico	404,526,376	8.4
India	376,280,531	7.8
Brazil	313,650,975	6.5
South Africa	239,626,538	5.0
Spain	229,281,253	4.8
Indonesia	216,336,282	4.5
Portugal	189,125,197	3.9
Greece	176,340,917	3.7
Argentina	156,929,262	3.3
Italy	128,486,091	2.7
Switzerland	112,009,376	2.3
France	99,434,304	2.1
Netherlands	79,761,689	1.7
Colombia	78,629,074	1.6
Ukraine	76,409,550	1.6
Turkey	72,450,234	1.5
Peru	70,248,912	1.5
Egypt	68,480,028	1.4
Eurozone	58,367,566	1.2
Thailand	53,807,881	1.1
Hungary	47,007,058	1.0
Dominican Republic	41,469,400	0.9
Kazakhstan	38,092,145	0.8
Poland	36,791,671	0.8
Australia	36,634,559	0.8
Cyprus	36,537,136	0.8
Ireland	33,352,163	0.7
Nigeria	33,178,414	0.7
Angola	31,289,542	0.6
China	30,507,857	0.6
Chile	29,314,765	0.6
Sri Lanka	26,348,616	0.5
Singapore	23,994,843	0.5
Ghana	22,881,764	0.5

21      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Supranational	$21,507,742	0.4%
New Zealand	21,306,927	0.4
Ecuador	20,258,656	0.4
Oman	20,063,769	0.4
Luxembourg	19,367,255	0.4
Malaysia	19,308,893	0.4
Gabon	14,265,838	0.3
Germany	13,377,173	0.3
Mongolia	13,025,114	0.3
Austria	12,041,209	0.2
Sweden	9,672,218	0.2
United Arab Emirates	9,421,690	0.2
Iraq	9,086,092	0.2
Belgium	8,585,073	0.2
Hong Kong	7,568,659	0.2
Senegal	7,475,233	0.2
Cayman Islands	7,132,315	0.1
Azerbaijan	7,069,733	0.1
Russia	6,753,314	0.1
Canada	6,231,394	0.1
Morocco	6,110,230	0.1
Bermuda	5,454,509	0.1
Uruguay	5,393,199	0.1
Mauritius	3,231,815	0.1
Japan	3,054,315	0.1
Kenya	2,778,802	0.1
Panama	2,540,310	0.0
Norway	1,745,387	0.0
South Korea	994,817	0.0

Total	$4,817,289,466	100.0%

Forward Currency Exchange Contracts as of December 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2019	IDR	930,815,000	USD	64,775	$—	$403,357
BAC	02/2019	JPY	30,000,000	USD	274,344	280,673	—
BAC	03/2019	KRW	12,237,650	USD	10,922	95,685	—
BAC	02/2019	NOK	410,000	USD	50,708	—	3,194,715
BAC	03/2019	PLN	132,614	USD	35,189	310,336	—
BAC	02/2019	USD	441,595	EUR	384,900	—	994,178
BAC	01/2019	USD	38,516	MXN	776,500	—	934,578
BAC	03/2019	USD	19,319	MYR	80,805	—	255,994
BAC	03/2019	USD	30,054	PLN	113,260	—	265,045
BAC	03/2019	USD	207,203	ZAR	2,967,040	2,863,743	—
BAC	03/2019	ZAR	652,995	USD	45,602	—	630,261
BOA	02/2019	AUD	58,270	USD	42,839	—	1,762,682
BOA	02/2019	CAD	250,000	USD	184,781	—	1,456,222
BOA	02/2019	EUR	724,085	USD	838,753	—	6,217,179
BOA	01/2019	IDR	147,000,000	USD	10,000	185,238	—
BOA	03/2019	INR	2,302,100	USD	31,458	1,367,819	—

22      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	02/2019	JPY	13,067,000	USD	116,676	$2,949,719	$—
BOA	02/2019	NOK	809,000	USD	93,210	542,275	—
BOA	02/2019	USD	61,033	AUD	84,510	1,458,579	—
BOA	02/2019	USD	228,548	CAD	299,450	8,960,757	—
BOA	02/2019	USD	413,120	EUR	355,810	4,040,326	28,856
BOA	03/2019	USD	46,879	HUF	13,246,000	—	646,329
BOA	01/2019 - 03/2019	USD	144,218	IDR	2,157,022,000	—	4,383,011
BOA	03/2019	USD	353,834	INR	25,893,600	—	15,384,979
BOA	02/2019	USD	243,525	JPY	26,912,999	—	2,847,835
BOA	02/2019	USD	134,954	NOK	1,154,251	1,372,711	131,069
BOA	03/2019	USD	53,465	THB	1,744,900	—	234,473
CITNA-B	02/2019	AUD	30,245	USD	21,396	—	75,021
CITNA-B	02/2019 - 04/2019	BRL	210,639	USD	59,225	—	5,253,509
CITNA-B	02/2019	EUR	30,195	USD	35,660	—	939,269
CITNA-B	02/2019	GBP	94,665	USD	122,040	—	1,119,141
CITNA-B	02/2019	JPY	5,492,000	USD	48,626	1,652,002	—
CITNA-B	03/2019	PHP	2,575,000	USD	48,704	153,094	—
CITNA-B	03/2019	RUB	1,661,800	USD	23,645	—	35,888
CITNA-B	05/2019 - 06/2019	TRY	391,365	USD	59,520	8,663,472	—
CITNA-B	02/2019	USD	61,743	AUD	84,795	1,968,198	—
CITNA-B	04/2019	USD	18,108	BRL	65,000	1,484,386	—
CITNA-B	03/2019	USD	58,788	COP	187,901,000	1,138,753	—
CITNA-B	02/2019	USD	216,099	EUR	181,850	7,062,760	41,573
CITNA-B	02/2019	USD	12,190	GBP	9,270	348,381	—
CITNA-B	01/2019	USD	315,285	MXN	6,398,900	—	9,814,365
CITNA-B	02/2019	USD	14,363	NOK	120,855	357,935	—
CITNA-B	03/2019	USD	49,427	PEN	166,940	—	732
CITNA-B	06/2019	USD	107,879	TRY	653,402	—	6,048,477
DEU	02/2019	EUR	24,630	USD	28,536	10,262	225,289
DEU	02/2019	GBP	168,085	USD	215,678	—	973,138
DEU	02/2019	USD	429,792	EUR	374,040	495,748	837,494
DEU	02/2019	USD	389,744	GBP	303,740	1,758,520	—
DEU	02/2019	USD	19,763	NZD	29,800	—	254,434
GSCO-OT	02/2019	AUD	127,540	USD	92,281	—	2,373,961
GSCO-OT	01/2019 - 06/2019	BRL	342,353	USD	90,586	—	3,074,556
GSCO-OT	01/2019	COP	123,744,000	USD	38,550	—	471,820
GSCO-OT	02/2019 - 12/2020	EUR	157,300	USD	187,054	504,531	1,676,688
GSCO-OT	02/2019	JPY	945,315	USD	8,401	252,830	—
GSCO-OT	02/2019	NOK	1,985,066	USD	230,768	—	811,344
GSCO-OT	02/2019	SEK	1,345,958	USD	149,068	3,294,633	—
GSCO-OT	06/2019	TRY	298,202	USD	44,500	7,593,376	—
GSCO-OT	02/2019	USD	28,452	AUD	39,915	314,420	—
GSCO-OT	01/2019 - 06/2019	USD	108,484	BRL	423,896	2,305,148	2,227,198
GSCO-OT	02/2019	USD	12,500	IDR	185,565,000	—	332,781
GSCO-OT	01/2019	USD	58,333	MXN	1,179,179	—	1,633,933
GSCO-OT	12/2020	USD	90,750	NOK	768,075	—	358,273
GSCO-OT	02/2019	USD	115,583	SEK	1,047,020	—	2,971,709
GSCO-OT	10/2019	USD	34,908	TRY	239,493	—	4,431,895

23      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	08/2019	USD	32,250	ZAR	475,617	$104,003	$—
GSCO-OT	05/2019	ZAR	107,250	USD	7,481	—	159,982
HSBC	02/2019	AUD	74,675	USD	53,301	—	659,652
HSBC	02/2019	EUR	92,160	USD	105,866	111,653	19,390
HSBC	02/2019	GBP	10,375	USD	13,719	—	466,373
HSBC	02/2019	SEK	1,047,020	USD	116,643	1,912,108	—
HSBC	02/2019	USD	13,618	EUR	11,660	209,964	—
JPM	02/2019	AUD	11,670	USD	8,432	—	205,077
JPM	01/2019 - 05/2019	BRL	1,065,103	USD	276,341	117,438	1,804,318
JPM	02/2019	CAD	299,450	USD	228,969	—	9,381,916
JPM	03/2019	COP	86,663,250	USD	27,000	—	411,173
JPM	02/2019 - 12/2019	EUR	154,470	USD	180,076	627,351	682,108
JPM	09/2019	IDR	675,250,000	USD	42,716	2,538,993	—
JPM	02/2019	JPY	76,413,800	USD	697,191	2,614,528	293,508
JPM	02/2019 - 12/2020	NOK	1,278,312	USD	151,935	373,711	2,092,499
JPM	03/2019	PLN	375,250	USD	100,224	226,572	—
JPM	02/2019	SEK	436,970	USD	48,500	971,077	—
JPM	02/2019	USD	1,248	AUD	1,720	35,039	—
JPM	01/2019 - 04/2019	USD	549,710	BRL	2,062,782	18,155,439	—
JPM	03/2019	USD	23,812	CLP	16,215,000	427,570	—
JPM	01/2019	USD	38,478	COP	123,744,000	399,899	—
JPM	02/2019 - 12/2020	USD	597,113	EUR	510,900	5,195,435	525,822
JPM	02/2019	USD	50,000	IDR	745,250,000	—	1,538,573
JPM	02/2019	USD	255,429	JPY	28,190,895	—	2,622,899
JPM	02/2019 - 12/2019	USD	192,008	NOK	1,635,927	2,604,952	1,276,157
JPM	03/2019	USD	50,000	PHP	2,612,500	439,170	—
JPM	03/2019	USD	7,461	RUB	500,100	356,258	—
JPM	02/2019	USD	48,702	SEK	436,970	—	768,910
JPM	03/2019	USD	18,364	SGD	25,130	—	106,633
JPM	03/2019 - 05/2019	USD	66,358	TRY	373,670	146,207	1,371,488
JPM	08/2019	ZAR	475,617	USD	32,250	—	104,003
RBC	02/2019	USD	26,000	JPY	2,902,510	—	571,979
SCB	02/2019	EUR	5,185	USD	6,006	—	43,655
SCB	02/2019	USD	71,195	AUD	98,905	1,473,214	—
SCB	02/2019	USD	108,698	EUR	95,000	—	530,606
SCB	09/2019	USD	41,477	IDR	675,250,000	—	3,777,434
SCB	02/2019	USD	100,000	JPY	11,301,380	—	3,454,652

Total Unrealized Appreciation and Depreciation						$102,826,891	$118,622,058

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Australia Treasury Bonds, 10 yr.	Sell	3/15/19	784	AUD 72,585	$73,264,489	$(679,330)
Canadian Bonds, 10 yr.	Sell	3/20/19	1,772	CAD 172,057	177,524,495	(5,467,098)
Euro-BUND	Sell	3/7/19	1,577	EUR 292,979	295,491,876	(2,513,318)

24      OPPENHEIMER INTERNATIONAL BOND FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUXL	Sell	3/7/19	454	EUR 91,643	$93,953,194	$(2,310,072)
Euro-OAT	Sell	3/7/19	600	EUR 103,626	103,667,458	(41,928)
United States Treasury Long Bonds	Sell	3/20/19	222	USD 30,955	32,412,000	(1,457,257)
United States Ultra 10 yr.	Sell	3/20/19	29	USD 3,733	3,772,266	(39,017)
United States Ultra Bonds	Sell	3/20/19	39	USD 6,256	6,265,594	(9,350)

						$(12,517,370)

Over-the-Counter Options Written at December 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		AUD

AUD Currency Call	BOA	0.772	3/1/19	(110,000)	AUD 200,000	$259,006	$ (27,062)
		USD		AUD

AUD Currency Put	BOA	0.719	3/1/19	(110,000)	AUD 200,000	548,503	(2,914,604)
		USD		AUD

AUD Currency Put	SCB	0.731	6/3/19	(75,000)	AUD 75,000	1,016,467	(3,424,827)
		BRL		BRL

BRL Currency Put	GSCO-OT	3.862	1/11/19	(386,150)	BRL 386,150	2,951,800	(1,300,167)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/6/19	(3,000)	BRL 5,000	531,600	(511,196)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.504	10/30/19	(450,430)	BRL 450,430	2,056,000	(1,944,056)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.018	2/14/19	(200,875)	BRL 401,750	665,550	(486,545)
		BRL		BRL

BRL Currency Call	GSCO-OT	3.559	2/14/19	(177,950)	BRL 355,900	235,650	(43,139)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/10/19	(3,000)	BRL 5,300	624,000	(513,616)
		BRL		BRL

BRL Currency Put	SCB	4.527	11/1/19	(452,700)	BRL 452,700	1,963,900	(1,887,759)
		CAD		CAD

CAD Currency Put	SCB	1.341	1/18/19	(100,540)	CAD 134,050	392,860	(1,406,253)
		CAD		CAD

CAD Currency Call	SCB	1.264	1/18/19	(94,800)	CAD 126,400	193,725	(1,232)

25      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		CLP		CLP

CLP Currency Put	CITNA-B	710.000	2/21/19	(63,900,000)	CLP 106,500,000	$1,117,380	$ (830,700)
		CLP		CLP

CLP Currency Call	CITNA-B	615.000	2/21/19	(55,350,000)	CLP 92,250,000	487,546	(55,350)
		CLP		CLP

CLP Currency Put	GSCO-OT	707.500	2/11/19	(102,587,000)	CLP 141,500,000	1,518,287	(1,249,510)
		CLP		CLP

CLP Currency Call	GSCO-OT	635.000	2/11/19	(92,075,000)	CLP 127,000,000	655,545	(68,135)
		COP		COP

COP Currency Put	CITNA-B	3256.000	2/13/19	(162,800,000)	COP 325,600,000	845,500	(838,420)
		COP		USD

COP Currency Put	CITNA-B	3162.000	1/15/19	(158,100,000)	USD 316,200,000	944,606	(1,422,900)
		COP		COP

COP Currency Put	GSCO-OT	3340.000	3/4/19	(300,600,000)	COP 501,000,000	726,210	(1,046,088)
		COP		COP

COP Currency Call	GSCO-OT	3065.000	3/4/19	(275,850,000)	COP 459,750,000	801,270	(284,125)
		COP		COP

COP Currency Call	JPM	3162.000	1/15/19	(158,100,000)	COP 316,200,000	633,450	(158,100)
		COP		COP

COP Currency Put	JPM	3355.000	3/18/19	(251,625,000)	COP 251,625,000	695,244	(958,691)
		COP		COP

COP Currency Put	JPM	3316.000	3/12/19	(165,800,000)	COP 331,600,000	602,408	(761,022)
		COP		COP

COP Currency Call	JPM	3038.000	3/12/19	(151,900,000)	COP 303,800,000	326,832	(145,824)
		COP		COP

COP Currency Call	JPM	3070.000	3/18/19	(230,250,000)	COP 230,250,000	660,744	(278,603)
		USD		EUR

EUR Currency Put	BOA	1.170	6/17/19	(150,000)	EUR 150,000	3,677,490	(3,548,400)
		ZAR		EUR

EUR Currency Put	GSCO-OT	15.750	7/10/19	(50,000)	EUR 75,000	1,637,541	(830,418)
		USD		EUR

EUR Currency Put	GSCO-OT	1.161	1/7/19	(200,000)	EUR 200,000	3,396,440	(2,666,400)
		NOK		EUR

EUR Currency Call[2]	GSCO-OT	11.000	12/17/20	(10,000)	EUR 10,000	2,161,338	(2,437,549)
		ZAR		EUR

EUR Currency Call	JPM	17.438	7/10/19	(50,000)	EUR 75,000	2,747,871	(2,485,995)

26      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		JPY		EUR

EUR Currency Call	JPM	131.800	1/25/19	(130,000)	EUR 200,000	$934,200	$ (89,996)
		JPY		EUR

EUR Currency Put	JPM	120.600	1/25/19	(130,000)	EUR 200,000	636,114	(155,573)
		USD		EUR

EUR Currency Call	SCB	1.156	5/29/19	(100,000)	EUR 250,000	2,378,000	(2,116,160)
		IDR		IDR

IDR Currency Put	GSCO-OT	17550.000	9/6/19	(5,001,750,000)	IDR 5,107,050,000	8,236,500	—
		IDR		IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(1,500,000,000)	IDR 3,005,250,000	3,650,000	(1,500,000)
		IDR		IDR

IDR Currency Put	SCB	17550.000	9/5/19	(1,491,750,000)	IDR 2,983,500,000	2,451,825	—
		INR		INR

INR Currency Call	GSCO-OT	72.000	1/23/19	(5,400,000)	INR 7,200,000	212,263	(2,516,400)
		INR		INR

INR Currency Put	GSCO-OT	80.050	10/14/19	(4,002,500)	INR 8,005,000	1,000,000	(300,187)
		INR		INR

INR Currency Put	GSCO-OT	76.950	1/23/19	(5,771,250)	INR 7,695,000	480,065	(11,543)
		JPY		JPY

JPY Currency Call	RBC	107.000	3/19/19	(24,075,000)	JPY 24,075,000	895,500	(2,134,008)
		JPY		JPY

JPY Currency Put	RBC	114.000	3/19/19	(25,650,000)	JPY 25,650,000	990,000	(388,854)
		MXN		MXN

MXN Currency Put	CITNA-B	22.828	8/15/19	(1,141,405)	MXN 1,712,108	1,282,935	(781,862)
		MXN		MXN

MXN Currency Put	GSCO-OT	24.500	10/29/19	(3,266,700)	MXN 4,900,000	2,986,698	(1,780,352)
		MXN		MXN

MXN Currency Put	GSCO-OT	19.500	1/4/19	(1,820,000)	MXN 2,730,000	1,363,413	(944,580)
		MXN		MXN

MXN Currency Put	JPM	24.000	11/26/19	(4,800,000)	MXN 4,805,100	5,864,370	(3,584,544)
		NOK		NOK

NOK Currency Put	BOA	8.787	3/8/19	(2,102,290)	NOK 3,822,345	1,741,022	(2,081,015)
		NOK		NOK

NOK Currency Call	BOA	8.153	3/8/19	(1,950,605)	NOK 3,546,555	857,472	(352,220)
		NOK		NOK

NOK Currency Call	JPM	7.975	2/4/19	(1,468,995)	NOK 2,448,325	586,069	(42,601)

27      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		NOK		NOK

NOK Currency Put	JPM	8.600	2/4/19	(1,584,120)	NOK 2,640,200	$1,346,163	$ (2,520,335)
		PLN		PLN

PLN Currency Call	GSCO-OT	3.566	3/21/19	(713,200)	PLN 713,200	667,000	(623,779)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.107	8/16/19	(205,325)	PLN 205,325	992,900	(441,243)
		PLN		PLN

PLN Currency Put	GSCO-OT	3.877	3/21/19	(775,400)	PLN 775,400	1,675,000	(1,426,992)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.104	8/19/19	(615,525)	PLN 1,025,875	3,006,000	(1,354,771)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.164	8/15/19	(832,800)	PLN 832,800	3,742,600	(1,466,561)
		RUB		RUB

RUB Currency Call	CITNA-B	67.000	2/13/19	(3,350,000)	RUB 6,700,000	805,750	(177,584)
		RUB		RUB

RUB Currency Put	GSCO-OT	70.000	6/12/19	(8,750,000)	RUB 10,147,121	3,986,375	(5,556,250)
		RUB		RUB

RUB Currency Put	GSCO-OT	83.540	8/12/19	(6,265,500)	RUB 8,354,000	1,578,975	(977,418)
		RUB		RUB

RUB Currency Put	JPM	70.000	6/7/19	(10,500,000)	RUB 17,500,000	4,208,368	(6,562,500)
		SEK		SEK

SEK Currency Put	GSCO-OT	9.285	2/4/19	(1,253,408)	SEK 2,506,815	1,008,450	(114,060)
		SEK		SEK

SEK Currency Call	GSCO-OT	8.587	2/4/19	(1,159,177)	SEK 2,318,355	456,300	(317,614)
		SEK		SEK

SEK Currency Put	JPM	8.970	3/19/19	(897,000)	SEK 897,000	1,836,000	(994,881)
		TRY		TRY

TRY Currency Put	GSCO-OT	8.800	10/16/19	(440,000)	TRY 568,080	2,223,900	(581,680)
		ZAR		ZAR

ZAR Currency Call	CITNA-B	13.500	5/7/19	(1,012,500)	ZAR 1,350,000	1,646,250	(869,738)
		ZAR		ZAR

ZAR Currency Call	CITNA-B	13.250	8/7/19	(1,325,000)	ZAR 1,325,000	2,155,000	(1,325,000)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.646	5/27/19	(1,098,450)	ZAR 1,464,600	2,010,300	(3,450,231)
		ZAR		ZAR

ZAR Currency Call	GSCO-OT	13.286	2/26/19	(664,300)	ZAR 996,450	693,500	(152,995)

28      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	18.208	8/15/19	(910,400)	ZAR 1,365,600	$ 1,895,000	$ (614,520)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.978	2/26/19	(748,875)	ZAR 1,123,313	568,550	(838,021)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	17.916	8/12/19	(1,343,663)	ZAR 1,791,550	1,840,801	(1,019,840)
		ZAR		ZAR

ZAR Currency Put	JPM	14.700	5/27/19	(1,470,000)	ZAR 1,470,000	2,657,000	(4,448,220)

Total Over-the-Counter Options Written						$ 112,621,391	$ (89,140,814)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 3.6 BRL per 1 USD.

2. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 9.4 NOK per 1 EUR.

Centrally Cleared Credit Default Swaps at December 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM.30	Buy	1.000%	12/20/23	USD 12,750	$(622,342)	$594,353	$(27,989)
CDX.EM.30	Buy	1.000	12/20/23	USD 12,750	(607,042)	594,353	(12,689)
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(311,711)	303,004	(8,707)
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(317,273)	303,004	(14,269)
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(288,022)	303,004	14,982
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(294,522)	303,004	8,482
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(304,561)	303,004	(1,557)
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(304,922)	303,004	(1,918)
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(295,172)	303,004	7,832
CDX.EM.30	Buy	1.000	12/20/23	USD 6,500	(306,222)	303,004	(3,218)
Federative Republic of Brazil	Buy	1.000	12/20/23	USD 14,000	(1,279,724)	653,753	(625,971)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD 15,000	928,605	(290,445)	638,160
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR 15,000	(548,711)	205,787	(342,924)
People’s Republic of China	Buy	1.000	12/20/23	USD 35,000	630,374	(549,170)	81,204
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	61,070	(57,795)	3,275
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	60,552	(57,795)	2,757
Republic of Italy	Sell	1.000	12/20/21	USD 16,000	585,507	(302,458)	283,049
Republic of South Africa	Buy	1.000	12/20/23	USD 7,000	(427,085)	375,020	(52,065)
Russian Federation	Buy	1.000	12/20/23	USD 13,000	(443,978)	304,804	(139,174)

29      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Turkey Government International		Buy	1.000%	12/20/23	USD	6,500	$(795,808)	$709,859	$ (85,949)
Turkey Government International		Buy	1.000	12/20/23	USD	6,500	(741,369)	709,859	(31,510)
United Mexican States		Buy	1.000	12/20/23	USD	28,250	(449,657)	682,811	233,154

Total Centrally Cleared Credit Default Swaps							$(6,072,013)	$5,996,968	$ (75,045)

Over-the-Counter Credit Default Swaps at December 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000	6/20/25		USD 5,000	$831,849	$(963,037)	$ (131,188)
Hellenic Republic	BAC	Sell	1.000	6/20/25		USD 12,500	1,872,869	(2,407,591)	(534,722)
Hellenic Republic	BAC	Sell	1.000	12/20/25		USD 23,250	3,615,506	(4,787,158)	(1,171,652)
Hellenic Republic	BAC	Sell	1.000	12/20/19		USD 16,650	249,821	(223,372)	26,449
Hellenic Republic	GSCOI	Sell	1.000	6/20/25		USD 5,000	788,898	(963,037)	(174,139)
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19		USD 10,000	359,971	62,047	422,018
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22		USD 6,000	194,525	(164,564)	29,961
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22		USD 6,000	181,053	(164,564)	16,489
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21		USD 14,802	267,519	85,864	353,383
Republic Of Italy Government I	BAC	Buy	1.000	12/20/23		USD 50,000	(3,705,417)	2,315,446	(1,389,971)
State Bank of India	BNP	Sell	1.000	9/20/19		USD 13,035	537,811	72,173	609,984

Total Over-the-Counter Credit Default Swaps							$5,194,405	$(7,137,793)	$ (1,943,388)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$23,035,000	$—	BBB-
Non-Investment Grade Single Name Corporate Debt	24,000,000	—	BB to BB+
Investment Grade Sovereign Debt	30,802,000	50,000,000	BBB
Non-Investment Grade Sovereign Debt	77,400,000	14,000,000	BB to BB-

Total	$155,237,000	$64,000,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

30      OPPENHEIMER INTERNATIONAL BOND FUND

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 8,250	$—	$(430,687)	$(430,687)
BNP	Receive	Six-Month HUF- BUBOR-Reuters	3.280	10/26/28	HUF 3,235,000	—	(1,228,390)	(1,228,390)
BNP	Pay	Six-Month HUF- BUBOR-Reuters	1.210	10/26/20	HUF 14,305,000	—	407,489	407,489
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN 2,147,000	—	(593,395)	(593,395)
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 500,000	(7)	(3,312,276)	(3,312,283)
BOA	Pay	CDOR03	2.862	6/1/27	CAD 157,000	—	3,973,908	3,973,908
BOA	Pay	EUR006M	0.888	8/15/27	EUR 85,300	—	2,192,612	2,192,612
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 2,750,000	—	209,657	209,657
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 585,000	—	1,637	1,637
CITNA-B	Pay	CLICP	2.901	8/9/19	CLP 64,000,000	—	(1,015,240)	(1,015,240)
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 508,000	—	(199,964)	(199,964)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 556,000	—	697,289	697,289
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 785,000	—	(209,191)	(209,191)
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR 1,433,300	—	29,083	29,083
DEU	Pay	MXN TIIE BANXICO	8.140	10/19/20	MXN 2,200,000	—	(453,578)	(453,578)
GSCOI	Pay	MXN TIIE BANXICO	8.015	10/9/20	MXN 2,120,000	—	(559,863)	(559,863)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.500	11/9/28	COP 41,100,000	—	363,280	363,280
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN 2,090,000	—	(902,338)	(902,338)
GSCOI	Pay	MXN TIIE BANXICO	8.770	10/29/20	MXN 1,105,000	—	143,559	143,559
GSCOI	Receive	SORF6M	2.335	10/16/21	SGD 160,000	—	(1,781,754)	(1,781,754)
GSCOI	Pay	MXN TIIE BANXICO	7.995	10/15/20	MXN 2,100,000	—	(572,945)	(572,945)
GSCOI	Pay	Six-Month GBP-LIBOR-BBA	3.450	10/15/25	GBP 49,000	—	(326,088)	(326,088)
GSCOI	Pay	MXN TIIE BANXICO	8.210	1/30/19	MXN 4,139,000	—	(85,410)	(85,410)
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR 22,980	—	1,190,774	1,190,774
GSCOI	Pay	BZDI	11.730	1/2/25	BRL 124,700	—	3,000,254	3,000,254
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP 146,700,000	—	124,873	124,873
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR 42,600	—	980,343	980,343

31      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	EUR006M	1.482%	7/4/44	EUR 16,700	$—	$562,325	$562,325
GSCOI	Pay	EUR006M	0.885	8/15/27	EUR 57,000	—	1,521,421	1,521,421
GSCOI	Pay	BZDI	9.825	7/1/20	BRL 892,000	—	2,036,091	2,036,091
GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN 115,000	—	1,155,629	1,155,629
GSCOI	Pay	EUR006M	1.413	7/4/44	EUR 32,950	—	205,155	205,155
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	(78,112)	(74,915)
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	385,384	354,443
GSCOI	Receive	BZDI	8.235	1/2/20	BRL 316,000	—	(1,784,566)	(1,784,566)
GSCOI	Pay	MXN TIIE BANXICO	8.480	10/27/20	MXN 530,000	—	(65,947)	(65,947)
JPM	Pay	MXN TIIE BANXICO	8.880	10/26/28	MXN 285,000	—	52,149	52,149
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN 2,210,000	—	248,362	248,362
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,445)	382,799	359,354
JPM	Pay	BZDI	8.245	1/4/21	BRL 212,900	—	915,368	915,368
JPM	Pay	BZDI	10.940	1/2/23	BRL 160,000	—	2,788,776	2,788,776
JPM	Pay	BZDI	10.500	7/1/20	BRL 880,000	—	2,616,239	2,616,239
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	517,050	517,050
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	729,038	729,038
JPM	Pay	MXN TIIE BANXICO	8.600	10/27/20	MXN 540,000	—	(10,517)	(10,517)
MSCO	Pay	EUR006M	0.791	2/15/28	EUR 66,860	—	323,765	323,765
MSCO	Pay	Three-Month USD BBA LIBOR	2.856	12/9/22	USD 150,000	—	1,021,142	1,021,142
SIB	Pay	MXN TIIE BANXICO	9.280	11/22/28	MXN 310,000	—	479,314	479,314

Total Centrally Cleared Interest Rate Swaps						$(51,196)	$15,644,504	$15,593,308

Over-the-Counter Interest Rate Swaps at December 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	NSERO	6.623%	3/20/20	INR 7,200,000	$—	$286,472	$286,472
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR 1,620,000	—	(301,910)	(301,910)
BOA	Receive	KLIB3M	3.895	8/2/23	MYR 225,000	—	(372,012)	(372,012)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP 55,000,000	—	677,367	677,367

32      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	Six-Month CLP TNA	3.380%	9/14/22	CLP 13,500,000	$—	$(80,049)	$(80,049)
GSCOI	Receive	KWCDC	1.970	8/22/20	KRW 150,000,000	—	(235,920)	(235,920)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 39,425,000	—	1,165,111	1,165,111
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 199,335,000	—	235,752	235,752
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	291,752	291,752
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR 50,000	—	149,733	149,733
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR 50,000	—	(504,318)	(504,318)

Total Over-the-Counter Interest Rate Swaps						$—	$1,311,978	$1,311,978

Over-the-Counter Total Return Swaps at December 31, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
IBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR- Reuters	6/26/19	EUR	50,000	$(1,602,184)	$(1,602,184)
IBOXX EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR	6/26/19	EUR	25,000	(938,661)	(938,661)
IBOXX EUR Liquid High Yield Index Series 1 Version 1	BOA	Receive	EUR-EURIBOR	6/26/19	EUR	12,500	(463,204)	(463,204)

Total Over-the-Counter Total Return Swaps							$(3,004,049)	$(3,004,049)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at December 31, 2018
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 12/20/23 Put	JPM	Buy	ITRAXX Europe Crossover Series 30 Version 2	5.000%	2/20/19	EUR	62,500	$799,762	$(526,687)

33      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at December 31, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 3/15/29 Call	BOA	Receive	Six- Month AUD- BBR- BBSW	2.851%	3/14/19	AUD	75,000	$710,969	$ (1,381,349)
Interest Rate Swap maturing 9/22/22 Call	BOA	Receive	Three- Month USD- LIBOR- BBA	3.118	9/18/20	USD	250,000	1,975,000	(3,817,490)
Interest Rate Swap maturing 4/3/29 Call	BOA	Receive	Six- Month AUD- BBR- BBSW	2.935	4/2/19	AUD	143,000	1,302,534	(3,315,531)
Interest Rate Swap maturing 3/5/29 Call	BOA	Receive	Three- Month CAD-BA- CDOR	2.655	3/5/19	CAD	275,000	1,849,983	(3,541,529)
Interest Rate Swap maturing 3/6/29 Put	BOA	Pay	Three- Month USD- LIBOR- BBA	3.150	3/4/19	USD	115,000	515,000	(89,125)
Interest Rate Swap maturing 11/19/22 Call	BOA	Receive	Three- Month USD- LIBOR- BBA	3.112	11/15/19	USD	500,000	3,868,750	(9,382,185)
Interest Rate Swap maturing 2/11/29 Call	BOA	Receive	Three- Month CAD-BA- CDOR	2.948	2/11/19	CAD	200,000	1,334,041	(6,047,830)
Interest Rate Swap maturing 8/19/20 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.350	2/14/19	USD	500,000	150,000	(1,590)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.095	3/12/19	USD	500,000	290,000	(90,160)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.215	3/12/19	USD	500,000	150,000	(64,975)

34      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 3/6/29 Put	JPM	Pay	Three- Month USD- LIBOR- BBA	3.125%	3/4/19	USD	225,000	$1,170,625	$ (203,731)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[(- 0.034% minus EUR EURIBOR) * 10 * Notional, 0]	0.034	11/9/22	EUR	125,000	1,719,962	(2,968,925)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX [(0.306% minus EUR EURIBOR) * 10 * Notional, 0]	0.306	11/9/22	EUR	125,000	3,153,263	(5,364,974)
Interest Rate Swap Maturing 9/17/67 Call	JPM	Receive	Six- Month EUR EURIBOR	3.100	9/15/37	EUR	200,000	19,261,235	(16,943,122)
Interest Rate Swap maturing 2/12/24 Call	JPM	Receive	Six- Month AUD- BBR- BBSW	2.620	2/11/19	AUD	150,000	440,407	(1,955,861)
Interest Rate Swap maturing 2/11/24 Call	JPM	Receive	Six- Month AUD- BBR- BBSW	2.620	2/8/19	AUD	150,000	453,771	(1,956,463)
Interest Rate Swap maturing 11/10/31 Put	JPM	Pay	Six- Month EUR- EURIBOR	2.750	11/8/21	EUR	657,800	5,508,305	(3,454,670)
Interest Rate Swap maturing 1/22/21 Put	JPM	Pay	MXN TIIE BANXICO	8.730	1/24/19	MXN	2,175,000	453,738	(186,655)
Interest Rate Swap maturing 9/21/21 Call	JPM	Receive	Three- Month USD- LIBOR- BBA	3.145	9/18/19	USD	500,000	1,275,000	(3,178,025)

35      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 12/9/22 Call	MSCO	Receive	Three- Month USD- LIBOR- BBA	2.356%	12/7/20	USD	570,000	$2,736,000	$ (4,536,379)
Interest Rate Swap maturing 1/16/49 Call	MSCO	Receive	Three- Month USD- LIBOR- BBA	3.009	1/14/19	USD	12,520	156,500	(453,429)
Interest Rate Swap maturing 1/16/49 Put	MSCO	Pay	Three- Month USD- LIBOR- BBA	3.009	1/14/19	USD	12,520	156,500	(12,642)
Interest Rate Swap maturing 11/19/21 Put	NOM	Pay	Three- Month USD- LIBOR- BBA	3.165	11/15/19	USD	250,000	1,250,000	(352,650)
Interest Rate Swap maturing 11/19/21 Call	NOM	Receive	Three- Month USD- LIBOR- BBA	2.915	11/15/19	USD	425,000	1,375,000	(4,003,963)
Interest Rate Swap maturing 11/8/22 Call	NOM	Receive	Three- Month USD- LIBOR- BBA	3.000	11/6/19	USD	375,000	1,837,500	(6,049,361)
Interest Rate Swap maturing 11/8/22 Put	NOM	Pay	Three- Month USD- LIBOR- BBA	3.263	11/6/19	USD	187,500	1,453,125	(315,555)

Total Over-the-Counter Interest Rate Swaptions Written								$54,547,208	$ (79,668,169)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.

36      OPPENHEIMER INTERNATIONAL BOND FUND

Counterparty Abbreviations (Continued)
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA-CDOR	Canada Bankers Acceptances Deposit Offering Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BP0003M	ICE LIBOR GBP 3 Month
BP0006M	ICE LIBOR GBP 6 Month
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CDOR03	Canada Bankers Acceptances 3 Month
CDX.EM.30	Markit CDX Emerging Markets Index

37      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
CLICP	Sinacofi Chile Interbank Rate Average
CMS	Constant Maturity Swap
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPI EXT	Excluding Tobacco Consumer Price Index
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
EUSA12	EUR Swap Annual 12 Year
FBIL	Financial Benchmarks India Private Ltd.
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
ITRAXX Europe
Crossover Series 30
Version 2	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIB3M	Bank Negara Malaysia Klibor Interbank Offered Rate Fixing 3 Month
KWCDC	South Korean Won Index
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA02	USD ICE Swap Rate 11:00am NY 2 Year
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

38      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non–U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 328,589 shares with net assets of $28,791,180 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

39      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will

40      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

41      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$194,488,691	$—	$194,488,691
Foreign Government Obligations	—	2,713,675,567	—	2,713,675,567
Corporate Bonds and Notes	—	1,308,551,304	156,174	1,308,707,478
Common Stock	—	—	—	—
Structured Securities	—	17,446,985	351,634	17,798,619
Short-Term Notes	—	252,441,680	—	252,441,680
Over-the-Counter Options Purchased	—	59,964,982	—	59,964,982
Over-the-Counter Interest Rate
Swaptions Purchased	—	72,704,830	—	72,704,830
Investment Company	197,507,619	—	—	197,507,619

Total Investments, at Value	197,507,619	4,619,274,039	507,808	4,817,289,466
Other Financial Instruments:
Swaps, at value	—	5,341,717	—	5,341,717
Centrally cleared swaps, at value	—	36,509,396	—	36,509,396
Forward currency exchange contracts	—	102,826,891	—	102,826,891

Total Assets	$197,507,619	$4,763,952,043	$507,808	$4,961,967,470

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(14,171,581)	$—	$(14,171,581)
Centrally cleared swaps, at value	—	(14,867,924)	—	(14,867,924)
Over-the-Counter Options written, at value	—	(89,140,814)	—	(89,140,814)
Futures Contracts	(12,517,370)	—	—	(12,517,370)
Forward currency exchange contracts	—	(118,622,058)	—	(118,622,058)
Over-the-Counter Credit Default Swaptions written, at value	—	(526,687)	—	(526,687)
Over-the-Counter Interest Rate Swaptions written, at value	—	(79,688,169)	—	(79,688,169)

Total Liabilities	$(12,517,370)	$(317,017,233)	$—	$(329,534,603)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

42      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

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4. Investments and Risks (Continued)

Information concerning securities not accruing interest at period end is as follows:

Cost	$20,727,546
Market Value	$11,005,236
Market Value as % of Net Assets	0.23%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized

46      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,164,187,381 and $6,128,851,879, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $108,414,448 and $867,704,865 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the

47      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $43,331,698 and $5,929,128 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written

48      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $12,573,537 and $116,612,127 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps

49      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $259,330,812 and $189,560,750 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow

50      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $871,807,151 and $3,396,855,733 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $131,940,307 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or

51      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $67,677,302 and $56,840,003 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

52      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,435,044.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as

54      OPPENHEIMER INTERNATIONAL BOND FUND

7. Pending Acquisition (Continued)

of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

55      OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

 There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019